WEALTHHOUND.COM, INC.

                             2000 STOCK OPTION PLAN

         1. PURPOSES OF THE PLAN. The purposes of this 2000 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

         2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "AFFILIATE" of any Person shall be any other Person which controls, is controlled by, or is under common control with, such Person. As used herein, "control" shall be the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  (c)      "BOARD" means the Board of Directors of the Company.

                  (d) "CAUSE", in connection with the termination of an Optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Optionee, or (ii) in the absence of such an agreement, (A) indictment of such Optionee for any felony, (B) the commission of any act or failure to act by such Optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct. (C) any violation by such Optionee of the requirements of any other contract or agreement between the Company and such Optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (C), as determined by the Board of Directors.

                  (e) "CODE" means the Internal Revenue Code of 1986, as amended.

                  (f) "CHANGE IN CONTROL" means any of the following occurrences:


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                    (i) any Person (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company controlled by the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; EXCLUDING, HOWEVER, any person acquiring such beneficial ownership (A) directly from the Company or from an Affiliate who acquired such beneficial ownership directly from the Company (including any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities acquired from the Company or such an Affiliate), and (B) pursuant to a reorganization, merger, exchange of shares, reorganization, consolidation or other combination involving the Company which does not itself constitute a Change in Control pursuant to subsection (iii) of this definition; PROVIDED, HOWEVER, that this subparagraph (i) shall be inapplicable if the Company is not at the time of an event described in this subparagraph (i), a reporting Company under the Securities Exchange Act of 1934;

                    (ii) during any period of not more than two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by shareholders of the Company of each new director was approved or ratified by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period or who were new directors approved by such a vote;

                    (iii) upon the closing of

                    (A) any of the following: (a) the merger or consolidation of the Company with or into another issuer; or (b) the exchange or sale of all or a portion of the outstanding shares of the Company for securities of another issuer, or other consideration provided by such issuer or another party to such transaction; and in the case of either (a) or (b), as a result of such transaction, the Company's stockholders prior to the transaction, do not possess, immediately after such transaction, more than 50% of the voting power of the securities issued and outstanding of any one of the following: (x) the Company; (y) such other issuer; or (z) other constituent party to the transaction; or

                    (B) a sale (other than in the ordinary course of business) of more than 90% of the Company's assets to a third party not an Affiliate of the Company immediately prior to such transaction;

                    (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company and such transaction or plan is consummated.


                    (f) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph
                              (a) of Section 4 of the Plan.

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

                    (g) "COMMON STOCK" means the Common Stock, par value $.001, of the Company.

                    (h) "COMPANY means WealthHound.com, Inc., a Florida corporation.

                    (i) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

                    (j) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or
                              (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

                    (k) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of fees by the Company for a director's services as director shall not be sufficient to constitute "employment" by the Company.

                    (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                    (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows.

                           (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the NASDAQ Stock Market ("NASDAQ") National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock, for the last market trading day prior to the time of determination) as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                           (ii) if the Common Stock is quoted on the Nasdaq Stock Market or regularly quoted by a recognized securities dealer but selling


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

                                    prices  are not  reported,  its Fair  Market
                                    Value shall be the mean between the high bid and low asked prices for the Common Stock or;

                           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                    (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                    (o) "LEGAL REPRESENTATIVE" of Optionee means the executor, administrator, or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Optionee with respect to an Option granted under the Plan.

                    (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

                    (q) "OPTION" means a stock option granted pursuant to the Plan.

                    (r) "OPTION AGREEMENT" means the form of agreement attached to this Plan, to be utilized in form and substance, whenever an Option is granted hereunder, subject to such terms amd modifications as provided by the Administrator.

                    (s) "OPTIONED STOCK" means the Common Stock subject to an Option.

                    (t) "OPTIONEE" means an Employee or Consultant who receives an Option.

                    (u) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                    (v)       "PLAN" means this 1998 Stock Option Plan.

                    (w) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                    (x) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

                    (y) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in
                              Section 424(f) of the Code.

          3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is

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

15,000,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by (i) the Board in compliance with paragraph (d) of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3") or any successor thereto, or (ii) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with paragraph (d) of Rule 16b-3 (however, if the Company is not a reporting company under the Exchange Act, then compliance with Rule 16b-3 by the Board or the Committee shall not be required), the Plan shall also be administered to the extent necessary to preserve any deduction under the Code, to comply with Section 162(m) of the Code. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by paragraph (d) of Rule 16b-3, and to the extent necessary to preserve any deduction under the Code, to comply with Section 102(n) of the Code.

                  (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                    (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

                    (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                    (iii) to determine whether and to what extent Options are granted hereunder;

                    (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                    (v) to approve the form of Option Agreement for use under the Plan;



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

                    (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, conditions of vesting or forfeiture;

                    (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock; and

                    (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

         5.       ELIGIBILITY.
                  -----------

                  (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options (Nonstatutory Stock Options and/or Incentive Stock Options).

                  (b) Each Option shall be designated in the written Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board of Directors, subject to its approval by the shareholders of the Company within twelve (12) months of such adoption. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

         7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; PROVIDED, HOWEVER that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement;

         8.       OPTION EXERCISE PRICE AND CONSIDERATION.
                  ---------------------------------------

                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator but, in the case of an Incentive Stock Option, shall be subject to the following:



                    (i) if the Incentive Stock Option is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

                    (ii) if the Incentive Stock Option is granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y), have a Fair Market Value (alone or in combination with other permissible forms of payment set forth herein) on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or a combination of the foregoing, (4) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (5) if permitted by the Administrator, in its sole discretion; (i) promissory note; (ii) by authorization to the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (iii) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement; (iv) any combination of the foregoing methods of payment; or (v) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws, if provided for in the instrument granting said Option, or any amendment thereto. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company, and if the acceptance of a particular form of consideration would require the Company to record a change against its earnings for financial accounting purposes.

         8A.      MARKET STANDOFF.
                  ---------------

                  An Optionee to whom an Option is granted shall be subject to the Market Standoff Agreement set forth in the Exercise Notice, which is attached as Appendix A to the form of Option Agreement attached to this Plan.

         9.       EXERCISE OF OPTION.
                  ------------------

                  (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

         Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                  (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), (i) if such Optionee is an Employee, such Optionee may, but only within a period of not less than thirty (30) days (or such longer period of time as is determined by the Administrator, which, in the case of an Incentive Stock Option shall not exceed three (3) months) after the date of such termination, or (ii) if such Optionee is a Consultant, such

Optionee may, at any time thereafter, unless a shorter period of time (no less than thirty (30) days) is determined by the Administrator in the original Option Contract or amendment thereto agreed to with the Consultant (but in each case in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate; provided, however, that if such relationship is terminated for Cause (as defined in Section 2(d)), such Option shall terminate immediately upon such finding by the Board of Directors that such termination is a termination for "Cause".

                  (c) DISABILITY OF OPTIONEE.  Notwithstanding the provisions of
Section 9(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability (as defined in Section 22(e)(3) of the Code), (i) if such Optionee is an Employee, Optionee or his Legal Representative may, but only within twelve
(12) months from the date of such termination, or (ii) if such Optionee is a Consultant, Optionee or his Legal Representative may, at any time thereafter, unless a shorter period of time (no less than 30 days) is determined by the Administrator (but in each case in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, (i) if Optionee is an Employee, at any time within twelve (12) months following the date of death, or (ii) if Optionee is a Consultant, at any time following the date of death, unless a shorter period of time is determined by the Administrator (but in each case in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's Legal Representative, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

                  (e) RULE 16B-3 Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         10. NON-TRANSFERABILITY OF OPTIONS. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee or his Legal Representative. In the case of a Nonstatutory Stock Option, sale, pledge assignment, hypothecation, transfer or disposition may be or will, or by the laws of decent or distribution, and as otherwise permitted by the Administrator.

         11. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may be required to satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six (6) months on the date of surrender, and (b) have a Fair Market Value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is subject to Section 16 of the Exchange Act (an "Insider"), any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                    (a) the election must be made on or prior to the applicable Tax Date;

                    (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                    (c) all elections shall be subject to the consent or disapproval of the Administrator; and

                    (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, LIQUIDATION, OR CHANGE IN CONTROL MERGER.
-------------------------

                  (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, common stock dividend with respect to the Common Stock or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the existence of such consideration to be as determined in the sole discretion of the Board of Directors; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

                  (b) CHANGE IN CONTROL. In the event of a Change in Control, notwithstanding any vesting schedule provided for by the Administrator with respect to an Option, (i) the Administrator shall notify Optionee of such event at least twenty (20) days prior to such event, and (ii) if the Option is not assumed by the successor Corporation or its Parent, or surviving corporation, or another party to such Change in Control transaction, each Option which has been granted prior to the Change in Control shall become immediately exercisable upon such notice with respect to 100% of the Shares subject to the Option, and such Option shall otherwise terminate to the extent unexercised upon such Change in Control and the Optionee shall have no claim against the Company, its directors, or officers, the successor corporation or its Parent, or surviving corporation, or other party to the Change in Control transaction, and their respective directors or officers. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control transaction, pursuant to the agreement effecting the Change in Control transaction, the Option, or any instrument substituted for the Option, confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control transaction, the consideration (whether stock, cash, or other securities or property) received in the Change in Control transaction by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, HOWEVER, that if such consideration received in the Change in Control transaction was not solely common stock of the successor corporation or its Parent, or surviving corporation, or of another party to the Change in Control transaction, the Administrator may, with the consent of the successor corporation or its Parent, or surviving corporation, or other participant in such Change in Control transaction, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent, or surviving corporation, or other party to the Change of Control transaction, equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control transaction; provided, further, that in the event there is no change in the Company's outstanding Common Stock resulting from a Change in Control, then the Option will terminate after the 20 day notice period aforesaid unless the Company expressly agrees in writing to allow the Option to continue, in accordance with its original terms.

                  (c) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, including a sale of the Company's assets followed by a liquidation, which events do not also effect a Change of Control, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action; provided, however, that in the event of a sale of the Company's assets which involves the disposition to the Company's shareholders of securities of the acquiring entity, the provisions of subparagraph (b) of this
Section 12 shall apply.

                  (d) REORGANIZATION, RECLASSIFICATION. If the Common Stock issuable upon the exercise of the Option shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than in a Change in Control transaction as provided for above), then, and in each such event, the holder of the Option shall have the right thereafter to convert each such share of Common Stock issuable upon the exercise of the Option into the kind and amount of shares of stock and other securities receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such reorganization, reclassification or change, all subject to adjustment as provided herein.

         13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14.  AMENDMENT AND TERMINATION OF THE PLAN.
              -------------------------------------

                  (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.

                  (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         15. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is necessary or required by any of the aforementioned relevant provisions of law.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                    16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.


                                * * * * * * * *

                              WEALTHHOUND.COM, INC.
                             2000 STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:

                    You have been granted an option to purchase Common Stock of WealthHound.com, Inc. (the "Company") as follows:

         Grant Number
                           -------------------------------------

         Date of Grant
                           -------------------------------------

         Vesting Commencement Date
                                           --------------------

         Option Price Per Share
                                    ----------------------------

         Total Number of Shares Granted    (TOTAL SHARES)
                                           --------------------

         Total Price of Shares Granted     (TOTAL PRICE)
                                           --------------------

         Type of Option:                 Incentive Stock Option     -----

                                         Nonstatutory Stock Option  -----

         Term/Expiration Date:
                                           ------------------

         VESTING SCHEDULE:
-------------------------



         TERMINATION PERIOD:
---------------------------



         Option may be exercised for three (3) months after termination of employment or, if you are a Consultant or a director, at any time after termination of consulting or director relationship, unless a shorter period after termination is specified below your signature below, except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date).

         By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 2000 Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.

OPTIONEE:                                            WEALTHHOUND.COM, INC.

_______________________                     By:________________________________
Signature

_______________________                     Title:______________________________
(print name)


SPECIFIED PERIOD OF EXERCISE
AFTER TERMINATION OF RELATIONSHIP:
----------------------------------